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           CONSENT OF INDEPENDENT AUDITORS

     We consent to the use in this Amendment No. 1 to Registration Statement No. 333-79927 on Form S-6 of our report dated June 30, 1999, ap-pearing in this Prospectus, which is part of this Registration Statement
We consent to the reference to our Firm as experts under the heading "Auditors" in the Prospectus which is a part of this Registration State-ment.

                              Deloitte & Touche LLP
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                              Deloitte & Touche LLP
June 30, 1999
New York, New York